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FORM 10Q                                                             EXHIBIT 10

                     $600,000,000 REVOLVING CREDIT FACILITY

                              AMENDMENT NUMBER ONE

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  by and among

        CONSOLIDATED STORES CORPORATION, an Ohio corporation, as Borrower

                                       and

                             THE BANKS PARTY HERETO

                                       and

          THE BANK OF NEW YORK, As Syndication Agent and Managing Agent

                                       and

   NATIONAL CITY BANK OF COLUMBUS, As Administrative Agent and Managing Agent

                                       and

   PNC BANK, OHIO, NATIONAL ASSOCIATION, As Arranger, Documentation Agent and
                                 Managing Agent

                                       and

                  BANK ONE, COLUMBUS, N.A., as Managing Agent
                                      and

                      NATIONAL CITY BANK, as Managing Agent

                            Dated as of March 21,1997


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FORM 10Q                                                             EXHIBIT 10

                              AMENDMENT NUMBER ONE

                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 21, 1997 (the "Amendment") and is made by and among CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Borrower"), the Revolving Credit Banks (as hereinafter defined), and THE BANK OF NEW YORK, in its capacity as Syndication Agent and as Managing Agent, NATIONAL CITY BANK OF COLUMBUS, in its capacity as Administrative Agent ("Administrative Agent") and as Managing Agent, PNC BANK, OHIO, NATIONAL ASSOCIATION, in its capacity as Arranger, as Documentation Agent (the "Documentation Agent") and as Managing Agent, BANK ONE, COLUMBUS, N.A., in its capacity as Managing Agent, and NATIONAL CITY BANK in its capacity as Managing Agent.

                                   WITNESSETH:

WHEREAS, the Agents, the Existing Banks (as hereinafter defined) and the Borrower are parties to an Amended and Restated Credit Agreement dated as of May 3, 1996 (the "Credit Agreement") pursuant to which the Existing Banks have provided a revolving credit facility not to exceed $600,000,000; and

WHEREAS, the Revolving Credit Banks and the Borrower have agreed to certain amendments to the Credit Agreement which are set forth in this Amendment;

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. CERTAIN DEFINITIONS. The following terms shall have the following meanings:

      Term                                           Meaning
      ----                                           -------

Banks to be Terminated                 The Nippon Credit Bank, Ltd., The Fuji
                                       Bank, Limited and The Sumitomo Bank,
                                       Limited

Existing Banks                         Any bank which was a "Bank" under
                                       the Credit Agreement immediately prior to the date of this Amendment.

New Banks                              The  Hongkong and Shanghai Banking
                                       Corporation Limited and NationsBank, N.A.

Post-Amendment Revolving Credit Banks  The Existing Banks except for the Banks to be Terminated and the New Banks. The
                                       Post-Amendment Revolving Credit Banks are listed on Schedule 1.1(B) as amended by this Amendment. The Post-Amendment Revolving Credit Banks are the "Revolving Credit Banks" (as such term is defined in the Credit Agreement, as amended by this Amendment) under the Credit Agreement immediately after the effective date of this Amendment.

Revolving Credit Banks                 The Existing Banks and the New Banks

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FORM 10Q                                                             EXHIBIT 10


All terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Credit Agreement.

2. AMENDMENTS TO PART 1, DEFINITIONS. Part 1, Definitions, of the Credit Agreement is amended as follows:

     (A) The following definitions are added to Section 1.1:

         "APPLICABLE FACILITY PERCENTAGE shall have the meaning assigned to that term in Section 2.3."

         "BID shall have the meaning assigned to such term in Section 2.11.2."

         "BID LOAN FIXED RATE OPTION shall mean the option of the Borrower to request that the Revolving Credit Banks submit Bids to make Bid Loans bearing interest at a fixed rate per annum quoted by such Revolving Credit Banks as a numerical percentage (and not as a spread over another rate such as the Euro-Rate)."

         "BID LOAN INTEREST PERIOD shall have the meaning assigned to such term in Section 2.11.1."


         "BID LOAN REQUEST shall have the meaning assigned to such term in
         Section 2.11.1."

         "BID LOANS shall mean collectively and Bid Loan shall mean separately all of the loans or any loan made by any of the Revolving Credit Banks to the Borrower pursuant to Section 2.11."

         "BID NOTES shall mean collectively and Bid Note shall mean separately all of the promissory notes or any promissory note of the Borrower in the form of Exhibit 1.1(B) evidencing the Bid Loans together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part."

         "CO-AGENTS shall mean ABN AMRO Bank N.V., The First National Bank of Boston, Bank of Tokyo - Mitsubishi Trust Company and Fleet National Bank."

         "DESIGNATED LENDER shall mean any Person who has been designated by a Revolving Credit Bank to fund Bid Loans and has executed a Designation Agreement and thereby become a party to this Agreement pursuant to
         Section 10.11.3.1."

         "DESIGNATING BANK shall have the meaning assigned to such term in
         Section 10.11.3.1." "Designation Agreement means a designation agreement entered into by a Revolving Credit Bank and a Designated Lender and accepted by the Administrative Agent, in substantially the form of Exhibit 1.01(D)."


         "FACILITY FEE shall have the meaning assigned to that term in Section 2.3."

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FORM 10Q                                                             EXHIBIT 10

         "FIXED RATE shall mean a fixed interest rate quoted by a Revolving Credit Bank in its Bid to apply to such Revolving Credit Bank's Bid Loan over the term of such Bid Loan if such Revolving Credit Bank's Bid is accepted."

         "INDENTURE shall mean that certain Indenture dated May 5, 1996 between the Borrower and The Bank of New York, as trustee, as amended by the Indenture Amendment and as hereafter amended, replaced, or restated."

         "INDENTURE AMENDMENT shall mean that certain First Supplemental Indenture dated as of January 22, 1997 between the Borrower and The Bank of New York, as trustee, in the form attached as Exhibit 2(A) to the first amendment hereto."


         "LOANS shall mean collectively and Loan shall mean separately all Revolving Credit Loans, Swing Loans and Bid Loans or any Revolving Credit Loan, Swing Loan or Bid Loan."

         "MOODY'S RATING shall mean the highest rating of senior unsecured indebtedness of the Borrower having an original maturity of more than one year which has received a rating from Moody's Investors Service, Inc., or any successor thereto."

         "NOTES shall mean the Revolving Credit Notes and the Bid Notes and Note shall mean any Revolving Credit Note or Bid Note."

         "OFFERED AMOUNT shall have the meaning assigned to such term in Section 2.11.2."

         "QUALIFIED LETTER of Credit Bank shall mean any Revolving Credit Bank designated as such in a written notice by the Borrower to the Administrative Agent to which the Administrative Agent has not reasonably objected to a Revolving Credit Bank's designation as such within five (5) Business Days of receipt of the Borrower's written notice of such designation and which designation has not been revoked in a written notice by the Borrower to the Administrative Agent, provided, however, that the Borrower may not have more than four (4) Revolving Credit Banks so designated at any one time."

         "REQUESTED AMOUNT shall have the meaning assigned to such term in
         Section 2.11.1."

         "REVOLVING CREDIT BANKS shall mean the financial institutions named on
         Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a "Revolving Credit Bank."

         "REVOLVING CREDIT INTEREST PERIOD shall have the meaning assigned to such term in Section 3.2."

         "REVOLVING CREDIT LOAN REQUEST shall have the meaning assigned to such term in Section 2.5.

         "STANDARD & POOR'S RATING shall mean the higher of (i) the corporate credit rating of the Company from Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any successor thereto ("Standard & Poor's") or (ii) the highest rating of senior

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FORM 10Q                                                              EXHIBIT 10

         unsecured indebtedness of the Borrower having an original maturity of more than one year received by the Borrower from Standard & Poor's."

    (B) AMENDMENTS TO DEFINITIONS IN CONNECTION WITH THE BID LOAN FACILITY. Each of the following definitions in Section 1.1 is amended and restated as set forth below:

         "BANKS shall mean each of the Revolving Credit Banks and each of the Designated Lenders."

         "BORROWING DATE shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day."

         "BORROWING TRANCHE shall mean specified portions of Revolving Credit Loans or Bid Loans outstanding as follows: (i) any Loans to which a Revolving Credit Euro-Rate Option or Bid Loan Fixed Rate Option applies under the applicable Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Revolving Credit Loans to which a Revolving Credit Base Rate Option applies shall constitute one Borrowing Tranche."

         "EXPIRATION DATE shall mean May 3, 2000."

         "FIXED CHARGE COVERAGE RATIO shall mean on any date of determination, the ratio of (i) the sum of (a) Consolidated EBIT for the most recent four (4) full consecutive fiscal quarters immediately preceding the date of determination plus (b) Consolidated Rentals plus (c) Consolidated Maturing Rentals, to (ii) Fixed Charges. For the purpose of determining the Fixed Charge Coverage Ratio for any quarter which includes the fourth fiscal quarter of the fiscal year ended February 1, 1997:

         (A) any charges recorded in accordance with GAAP associated with the loss on disposal of the discontinued operations of the All For One and iTZADEAL! businesses (collectively, the "Discontinued Businesses") shall be excluded from the definition of Consolidated EBIT in such computation, and

         (B) any payments made under leases comprising the Discontinued Businesses shall be excluded from the definitions of Consolidated Rentals and Consolidated Maturing Rentals (including the definitions of such terms which are contained in the definition of "Fixed Charges") to the extent that such payments are recorded as an offset to the reserve established in connection with the loss on the disposal of the Discontinued Businesses."

         "INTEREST PERIOD shall mean either a Bid Loan Interest Period or a Revolving Credit Interest Period."

         "INTEREST RATE OPTION shall mean any of the Revolving Credit Euro-Rate Option, the Bid Loan Fixed Rate Option or the Revolving Credit Base Rate Option."

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FORM 10Q                                                              EXHIBIT 10

         "LOAN DOCUMENTS shall mean this Agreement, the Master Guaranty Agreement, the Master Intercompany Subordination Agreement, the Revolving Credit Notes, the Bid Notes and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents."

         "LOAN REQUEST shall mean either a Revolving Credit Loan Request or a Bid Loan Request."

         "MATERIAL SUBSIDIARY shall mean any of C S Ross Company, an Ohio corporation, KB Toy of California, Inc., a Delaware corporation, K.B. Consolidated, Inc., an Ohio corporation, KayBee Center, Inc., a California corporation, and any Subsidiary of the Borrower having at least 10% of the total consolidated assets of the Company and its Subsidiaries or at least 10% of the total consolidated revenues of the Company and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of the Company. Notwithstanding the foregoing, each of KB Toy of Wisconsin, Inc., TRO, Inc. and Kay-Bee Toy & Hobby Shops, Inc. (each a "Deemed NM Subsidiary") shall not be considered to be a Material Subsidiary so long as the operating assets (as opposed to assets consisting of capital stock) of such Deemed NM Subsidiary shall not exceed 10% of the total consolidated operating assets of the Company and its Subsidiaries and the revenues of such Deemed NM Subsidiary (excluding revenues of Subsidiaries of such Deemed NM Subsidiary which may be consolidated with the revenues of such Deemed NM Subsidiary under GAAP) shall not exceed 10% of the total consolidated revenues of the Company and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of the Company."

         "REQUIRED BANKS shall be defined as follows: (i) prior to the termination of the Revolving Credit Commitments, "Required Banks" shall mean Revolving Credit Banks whose Revolving Credit Commitments aggregate at least 66 2/3% of the Revolving Credit Commitments of all of the Revolving Credit Banks, and (ii) after the earlier of the date on which the Revolving Credit Commitments are terminated or the date on which Revolving Credit Loans or any other Indebtedness of the Borrower to the Revolving Credit Banks shall have become due and payable pursuant to Section 8.2, "Required Banks" shall mean Banks whose outstanding Loans and Ratable Share (as determined pursuant to Section 2.9.2) in the face amount of outstanding Letters of Credit and Reimbursement Obligations aggregate at least 66 2/3% of the total principal amount of the Loans and the face amount of Letters of Credit and Reimbursement Obligations outstanding hereunder."

         "REVOLVING CREDIT LOANS shall mean collectively and Revolving Credit Loan shall mean separately all loans or any loan made by the Revolving Credit Banks or one of the Revolving Credit Banks to the Borrower pursuant to Section 2.1 or 2.9. A Bid Loan is not a Revolving Credit Loan, except that it will be treated as a Revolving Credit Loan following a termination of the Revolving Credit Commitments or an acceleration of the Revolving Credit Loans hereunder pursuant to
         Section 8.2.1 or 8.2.2 as provided in Section 8.2.3.

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FORM 10Q                                                             EXHIBIT 10

         "REVOLVING FACILITY USAGE shall mean at any time the sum of the Revolving Credit Loans outstanding, the Bid Loans outstanding, the Swing Loans outstanding and the Letter of Credit Outstandings."

     (C) The definition of the term "Applicable Documentary LC Percentage" is amended and restated in its entirety to read as follows:

         "APPLICABLE DOCUMENTARY LC PERCENTAGE shall mean that percentage which equals (A) the product obtained by multiplying one-half (0.5) times the sum of (i) the Applicable Facility Percentage plus (ii) the Revolving Credit Euro-Rate Spread, and (B) subtracting therefrom the Applicable Facility Percentage."

     (D) The definition of the term "Commitment Fee" is deleted and each reference in the Credit Agreement or any Loan Document to the term "Commitment Fee" is replaced by the term "Facility Fee".

     (E) The definition of the term "Issuing Letter of Credit Bank" is amended in its entirety to read as follows: "ISSUING LETTER OF CREDIT BANK shall mean with respect to a Letter of Credit a Qualified Letter of Credit Bank which has issued that Letter of Credit pursuant to Section 2.9."

     (F) The definition of the term "Permitted Liens" is amended by deleting from clause (vii) thereof the phrase "not otherwise prohibited by
         Section 7.2.15".

3. USE OF CERTAIN DEFINED TERMS.

     (A) "BANK" OR "BANKS". Each reference to the term "Bank", "Banks", "Bank's" or "Banks'" shall be amended to read "Revolving Credit Bank", " Revolving Credit Banks", " Revolving Credit Bank's" or " Revolving Credit Banks'", as the case may be, in each of the following Sections of the Credit Agreement:

        Section                                       Description
        -------                                       -----------

          1.1 Definitions of "Purchasing Bank", "Ratable Share", " Revolving Credit Commitment" and "Transferor Bank"

          2 Revolving Credit Facility (all provisions in Section 2, except for those in Section 2.10.1 or in Section
                          2.11 (which is being added pursuant to this Amendment))
          3.1             Interest Rate Options
          3.4             Euro-Rate Unascertainable
          4.2             Pro-Rata Treatment of Banks
          4.4.1           Right to Prepay
          7.1.6           Visitation Rights
          7.3             (intro Reporting Requirements parag. only)

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FORM 10Q                                                             EXHIBIT 10

          7.3.3           Certificate of Borrower
          7.3.7           Budgets, Forecasts (etc.)
          7.3.8           Notices Regarding Plans and Benefit Arrangements
          8.2.4           Suits, Actions, Proceedings
          9.9             Notice of Default
          9.10            Notices
          9.11           (first Banks in their Individual Capacities sent. only)
          9.14            Successor Administrative and Documentation Agents

     (B) "REVOLVING CREDIT LOAN" OR "REVOLVING CREDIT LOANS". Each reference to the term "Revolving Credit Loan" or "Revolving Credit Loans" shall be amended to read "Loan" or "Loans", as the case may be, in each of the following Sections of the Credit Agreement:

          Section                     Description
          -------                     -----------
          2.8               -   Use of Proceeds
          3.2               -   Interest Periods
          3.3               -   Interest After Default
          4.1               -   Payments
          4.6.1             -   Increased Costs (etc.)
          5.1.10            -   Margin Stock
          7.1.10            -   Use of Proceeds
          9 (except for     -   The Managing Agents--the change applies to all
          9.13)                 subsections of Section 9 except for Section
                                9.13, Equalization of Banks
          10 (except for    -   Miscellaneous--the change applies to all
          10.11)                subsections of Section 10, except for
                                Section 10.11, Successors and Assigns.
                                Section 10.11 is being amended hereby.

     (C) "REVOLVING CREDIT NOTE" OR "REVOLVING CREDIT NOTES". Each reference to the term "Revolving Credit Note" or "Revolving Credit Notes" shall be amended to read "Note" or "Notes", as the case may be, in each of the following Sections of the Credit Agreement:

         Section                                     Description
         -------                                     -----------
         1.1            -    Definition of "Obligations"
         2.4.1          -    Voluntary Reduction of Revolving Credit Commitments
         4.6.1          -    Increased Costs (etc.)
         5.1.23         -    Senior Debt Status
         9.12           -    Holders of Revolving Credit Notes
         10.10          -    Duration; Survival


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FORM 10Q                                                             EXHIBIT 10

4.   AMENDMENTS TO PART 2, REVOLVING CREDIT FACILITY. The following sections in
     Part 2, REVOLVING CREDIT FACILITY, are amended:

     (A) Section 2.1, REVOLVING CREDIT COMMITMENTS, is amended by the deletion of the entirety of clause (i) which appears in the proviso at the end thereof and by deleting the number "(ii)" which appears at the beginning of the second clause in such proviso and amending and restating the second clause to read in its entirety as follows: "the Revolving Facility Usage exceed, at any one time, an amount equal to the Revolving Credit Commitments less the face amount of commercial paper issued by the Borrower and its Subsidiaries."

     (B) Section 2.3, COMMITMENT FEES, is amended in its entirety to read as follows:

           "2.3 FACILITY FEES.

           The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Bank, as consideration for such Revolving Credit Bank's Revolving Credit Commitment hereunder, a nonrefundable facility fee (the "Facility Fee") at the times and in the amounts as follows:

           (A) on the effective date of the first amendment to this Agreement in an amount equal to the product of the following: (i) a fraction equal to the number of days remaining in the quarter ending on May 31, 1997 as of such effective date divided by 365, (ii) the Applicable Facility Percentage (as defined below) as of such effective date, and
           (iii) the amount of such Bank's Revolving Credit Commitment (regardless of usage) as of such effective date, and

           (B) on the first Business Day of each June, September, December and March after the effective date of the first amendment to this Agreement until the Expiration Date in an amount equal to the product of the following: (i) 25%, (ii) the Applicable Facility Percentage (as defined below) in effect on the due date of such payment , and
           (iii) the amount of such Revolving Credit Bank's Revolving Credit Commitment (regardless of usage) as of the due date of such payment; except that the Facility Fee on the last payment date prior to the Expiration Date shall equal the product of the following: (i) a fraction equal to the number of days remaining in the quarter in which the Expiration Date falls through the Expiration Date divided by 365 or 366, as applicable, (ii) the Applicable Facility Percentage (as defined below) in effect on the due date of such payment and
           (iii) the amount of such Bank's Revolving Credit Commitment (regardless of usage) as of the due date of such payment.

           The "Applicable Facility Percentage" shall be determined from the following table (i) if the Borrower does not have a Moody's Rating or a Standard & Poor's Rating, the Applicable Facility Percentage shall be the indicated percentage for the Fixed Charge Coverage Ratio set forth in Table 1 below then in effect for the Borrower or (ii) if the Borrower does have a Moody's Rating or a Standard & Poor's Rating, the Applicable Facility Percentage


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FORM 10Q                                                             EXHIBIT 10

           shall be the indicated percentage set forth in Table 2 below for the higher of the Moody's Rating or the Standard & Poor's Rating then in effect for the Borrower:

           Table 1 - Applicable Facility Percentages if No Rated Senior Unsecured INDEBTEDNESS

                                                             Applicable Facility
                                                             -------------------
                                                                  Percentage
                                                                  ----------
                     Fixed Charge Coverage Ratio                (rate per annum)
                     ---------------------------                ----------------

                greater than or equal to 2.05 to 1.00                 0.100%

                greater  than or  equal  to 1.90 to 1.00 but          0.125%
                less than 2.05 to 1.00

                greater  than or  equal  to 1.75 to 1.00 but          0.150%
                less than 1.90 to 1.00

                greater  than or  equal  to 1.65 to 1.00 but          0.175%
                less than 1.75 to 1.00

                less than 1.65 to 1.00                                0.225%


           Table 2 - Applicable Facility Percentages if Senior Unsecured Indebtedness Rated
                                                             Applicable Facility
                                                             -------------------
                 Standard & Poor's                             Percentage (rate
                 -----------------                             ----------------
                      Rating            Moody's Rating            per annum)
                      ------            --------------            ----------


                    A- or better          A3 or better             0.100%
                        BBB+                  Baa1                 0.125%
                        BBB                   Baa2                 0.150%
                        BBB-                  Baa3                 0.175%
                    BB+ or lower          Ba1 or lower             0.250%

           Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on November 1, 1997, the Fixed Charge Coverage Ratio shall be deemed to be 1.75 to 1.00. Beginning on the date on which Borrower delivers (or is required to deliver as more fully provided below) Borrower's Compliance Certificate for its fiscal quarter ending November 1, 1997 and thereafter, the Fixed Charge Coverage Ratio shall be computed based on the most recent Compliance Certificate delivered (or due to be delivered as more fully provided below) by the Borrower. Any change in the Fixed Charge Coverage Ratio (and any change in the Applicable Facility Percentage if it is determined based upon the Fixed Charge Coverage Ratio) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under Section 7.3.3, the Fixed Charge Coverage Ratio on and


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FORM 10Q                                                             EXHIBIT 10

           after the date on which such Compliance Certificate is due to be delivered under Section 7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.65 to 1.00 and the Applicable Facility Percentage for such period computed accordingly.

           The obtaining of a Moody's Rating or a Standard & Poor's Rating and any change in a Moody's Rating or a Standard & Poor's Rating (and the change in the Applicable Facility Percentage which occurs as a result of obtaining such a rating or a change being made in any rating) shall be effective on the earlier of the date on which such rating or change in rating is publicly announced by the applicable rating agency or the date on which the Borrower shall have delivered satisfactory evidence of such rating to the Administrative Agent."

     (C) The last clause of the third to last sentence of Section 2.4.1, VOLUNTARY REDUCTION OF REVOLVING CREDIT COMMITMENTS which now reads "to the extent that the Revolving Facility Usage then exceeds the Revolving Credit Commitments as so reduced or terminated" is hereby amended and restated to read as follows: "to the extent that the Revolving Facility Usage then exceeds the difference between the Revolving Credit Commitments as so reduced or terminated and the face amount of the commercial paper issued by the Borrower and its Subsidiaries."

     (D) Section 2.4.2, MANDATORY REDUCTION OF REVOLVING CREDIT COMMITMENTS, is deleted in its entirety.

     (E) Section 2.5, REVOLVING CREDIT LOAN REQUESTS, is amended by (1) replacing the words "(each, a "Loan Request")" with the words, "(each, a "Revolving Credit Loan Request")" and (2) by replacing the words, "Loan Request", in each instance where such words appear with the words, "Revolving Credit Loan Request".

     (F) Section 2.6, MAKING REVOLVING CREDIT LOANS, is hereby amended by replacing the words, "Loan Request", in each instance where such words appear with the words, "Revolving Credit Loan Request"

     (G)   Section 2.9.1, ISSUANCE OF LETTERS OF CREDIT, is amended by subclause
           (i) of clause (B) being restated to read in its entirety as follows:
           "(i) the sum of the Standby Letter of Credit Outstandings exceed $50,000,000".

     (H) Section 2.9.3.1, DOCUMENTARY LETTER OF CREDIT FEES, is amended and restated in its entirety to read as follows:

           "2.9.3.1 DOCUMENTARY LETTER OF CREDIT FEES.

           Documentary Letters of Credit Fees on Documentary Letter of Credit shall be determined by multiplying the then Applicable Documentary LC Percentage times the average daily Documentary Letter of Credit Outstandings.

           The Company shall also pay Documentary Letters of Credit Fees in respect of Documentary Letter of Credit (Time Draft) Outstandings determined by multiplying two (2) times the


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FORM 10Q                                                             EXHIBIT 10

           Applicable Documentary LC Percentage times the average daily Documentary Letter of Credit (Time Draft) Outstandings.

           The Borrower shall also pay to the applicable Issuing Letter of Credit Bank for its sole account (i) a fronting fee as determined by such Issuing Letter of Credit Bank and the Borrower and (ii) such Issuing Letter of Credit Bank's then in effect customary issuance fees and administrative expense payable with respect to its Documentary Letters of Credit as such Issuing Letter of Credit Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of commercial letters of credit, payable at such times as such Issuing Letter of Credit Bank may specify."

     (I) Section 2.9.3.2, STANDBY LETTER OF CREDIT FEES, is amended and restated in its entirety to read as follows:

           "2.9.3.2 Standby Letter of Credit Fees.

           Standby Letters of Credit Fees shall be determined by multiplying the then applicable Revolving Credit Euro-Rate Spread determined pursuant to Section 3.1.1(ii) (which shall constitute the "Applicable Standby LC Percentage") times the average daily Standby Letter of Credit Outstandings.

           The Borrower shall also pay to the applicable Issuing Letter of Credit Bank for its sole account (i) a fronting fee as determined by such Issuing Letter of Credit Bank and the Borrower and (ii) such Issuing Letter of Credit Bank's then in effect customary issuance fees and administrative expense payable with respect to its Standby Letters of Credit as such Issuing Letter of Credit Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of standby letters of credit payable at such times as such Issuing Letter of Credit Bank may specify."

     (J) SWING LOAN COMMITMENT. The second sentence of Section 2.10.1, Swing Loan Commitment (beginning "The Swing Lender may in . . ."), is hereby amended and restated to read as follows:

           "The Swing Lender may in its discretion make Swing Loans provided that the Revolving Facility Usage shall not at any time exceed an amount equal to the Revolving Credit Commitments less the face amount of commercial paper issued by the Borrower and its Subsidiaries."

     (K) BID LOAN FACILITY. A new Section 2.11 is hereby added to the Credit Agreement to follow immediately after Section 2.10 and to read as follows:

           2.11 Bid Loan Facility.

           2.11.1 BID LOAN REQUESTS.

           Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request that the Revolving Credit Banks make Bid Loans by delivery to the

FORM 10Q                                                             EXHIBIT 10

           Administrative Agent not later than 2:00 P.M. Columbus time of a duly completed request therefor substantially in the form of EXHIBIT
           2.11.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Bid Loan Request") at least three (3) Business Days prior to the proposed Borrowing Date. The Administrative Agent may rely on the authority of any individual making a telephonic request referred to in the preceding sentence without the necessity of receipt of written confirmation. Each Bid Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date, (ii) the term of the proposed Bid Loan (the "Bid Loan Interest Period") which may be no less than seven (7) days and no longer than thirty (30) days, and (iii) the maximum principal amount (the "Requested Amount") of such Bid Loan, which shall be not less than $5,000,000 and shall be an integral multiple of $1,000,000. After giving effect to such Bid Loan and any other Loan made on or before the Borrowing Date, (i) the Revolving Facility Usage shall not exceed an amount equal to the Revolving Credit Commitments less the face amount of commercial paper issued by the Borrower and its Subsidiaries and (ii) there may not exist more than one (1) Borrowing Tranche of Bid Loans outstanding.

           2.11.2 BIDDING.

           The Administrative Agent shall promptly after receipt by it of a Bid Loan Request pursuant to Section 2.11.1 notify the Revolving Credit Banks of its receipt of such Bid Loan Request specifying (i) the proposed Borrowing Date, (ii) the Bid Loan Interest Period and (iii) the principal amount of the proposed Bid Loan. Each Revolving Credit Bank may submit a bid (a "Bid") in the form of EXHIBIT 2.11.2 to the Administrative Agent not later than 10:00 A.M. Columbus time one (1) Business Day before the proposed Borrowing Date in writing by facsimile. Each Bid shall specify: (A) the principal amount of proposed Bid Loans offered by such Revolving Credit Bank (such Bid Loans may be funded by such Revolving Credit Bank's Designated Lender as provided in Section 2.11.4, however, such Revolving Credit Bank shall not be required to specify in its Bid whether such Bid Loans will be funded by such Designated Lender) (the "Offered Amount") which (i) may be less than, but shall not exceed, the Requested Amount, (ii) shall be at least $5,000,000 and shall be an integral multiple of $1,000,000 and (iii) may exceed such Revolving Credit Bank's Revolving Credit Commitment, and (B) the Fixed Rate which shall apply to such proposed Bid Loan. If any Bid omits information required hereunder, the Administrative Agent may in its sole discretion attempt to notify the Revolving Credit Bank submitting such Bid. If the Administrative Agent so notifies a Revolving Credit Bank, such Revolving Credit Bank may resubmit its Bid provided that it does so prior to the time set forth above in this Section 2.11 by which such Revolving Credit Bank is required to submit its Bid to the Administrative Agent. The Administrative Agent shall promptly notify the Borrower of the Bids which it timely received from the Revolving Credit Banks. If the Administrative Agent in its capacity as a Revolving Credit Bank shall, in its sole discretion, make a Bid, it shall notify the Borrower of such Bid before 9:00 A.M. Columbus time one (1) Business Day before the proposed Borrowing Date.

           2.11.3 ACCEPTING BIDS.

           The Borrower shall irrevocably accept or reject Bids by notifying the Administrative Agent of such acceptance or rejection by telephone (immediately confirmed in writing by letter,

FORM 10Q                                                             EXHIBIT 10

           facsimile or telex) not later than 11:00 A.M. Columbus time one (1) Business Day before the proposed Borrowing Date. If the Borrower elects to accept any Bids, its acceptance must meet the following conditions: (1) the total amount which the Borrower accepts from all Revolving Credit Banks must exceed $5,000,000 and be in integral multiples of $1,000,000 and may not exceed the Requested Amount; (2) the Borrower must (subject to clause (4) below) accept Bids based solely on the Fixed Rates which the Revolving Credit Banks quoted in their Bids in ascending order of such Fixed Rates; (3) the Borrower may not borrow Bid Loans from any Revolving Credit Bank (or such Revolving Credit Bank's Designated Lender) on the Borrowing Date in an amount exceeding such Revolving Credit Bank's Offered Amount; (4) if two or more Revolving Credit Banks make Bids at the same Fixed Rate and the Borrower desires to accept a portion but not all of the Bids at such Fixed Rate, the Borrower shall accept a portion of each Bid equal to the product of the Offered Amount of such Bid times the fraction obtained by dividing the total amount of Bids which Borrower is accepting at such Fixed Rate by the sum of the Offered Amounts of the Bids at such Fixed Rate; provided that the Borrower shall round the Bid Loans allocated to each such Revolving Credit Bank upward or downward as the Borrower may select to integral multiples of $100,000. The Administrative Agent shall (i) promptly notify a Revolving Credit Bank that has made a Bid of the amount of its Bid that was accepted or rejected by the Borrower by delivering a notice in the form of EXHIBIT 2.11.3(A) and (ii) as promptly as practical notify all of the Revolving Credit Banks (other than those described in clause (i) immediately above) of the amount of all Bids which the Borrower has accepted by delivering a notice in the form of EXHIBIT 2.11.3(B).

           2.11.4 FUNDING BID LOANS.

           Each Revolving Credit Bank whose Bid or portion thereof is accepted shall, or at its option shall cause its Designated Lender to, remit the principal amount of its Bid Loan to the Administrative Agent by 12:00 Noon on the Borrowing Date. The Administrative Agent shall make such funds available to the Borrower on or before 1:00 P.M. on the Borrowing Date provided that the conditions precedent to the making of such Bid Loan set forth in Section 6.2 have been satisfied not later than 10:00 A.M. Columbus time on the proposed Borrowing Date. If such conditions precedent have not been satisfied prior to such time, then (i) the Administrative Agent shall not make such funds available to the Borrower, (ii) the Bid Loan Request shall be deemed to be canceled and (iii) the Administrative Agent shall return the amount previously funded to the Administrative Agent by each applicable Bank no later than the following Business Day. The Borrower shall immediately notify the Administrative Agent of any failure to satisfy the conditions precedent to the making of Bid Loans under Section 6.2. The Administrative Agent may assume that the Borrower has satisfied such conditions precedent if the Borrower (i) has delivered to the Administrative Agent the documents required to be delivered under Section 6.2, (ii) the Borrower has not notified the Administrative Agent that the Loan Parties have not satisfied any other conditions precedent, and (iii) the Administrative Agent has no actual notice of such a failure. Any Designated Lender which funds a Bid Loan shall on and after the time of such funding become the obligee under such Bid Loan and be entitled to receive payment thereof when due. A Revolving Credit Bank shall be relieved of its obliga-

FORM 10Q                                                             EXHIBIT 10

           tion to fund a Bid Loan upon the funding of such Bid Loan by its Designated Lender and not prior to such time.

           2.11.5 SEVERAL OBLIGATIONS.

           The obligations of the Revolving Credit Banks to make Bid Loans after their Bids have been accepted are several. No Revolving Credit Bank shall be responsible for the failure of any other Bank to make any Bid Loan which another Revolving Credit Bank has agreed to make.

           2.11.6 BID NOTES.

           The obligation of the Borrower to repay the aggregate unpaid principal amount of the Bid Loans made to it by each Revolving Credit Bank or its Designated Lender, as the case may be, together with interest thereon, shall be evidenced by a Bid Note dated as of the date of the first amendment to this Agreement payable to the order of such Revolving Credit Bank and a Bid Note dated as of the date of the applicable Designation Agreement in favor of the Designated Lender named in such Designation Agreement in a face amount equal to the aggregate Revolving Credit Commitments of all of the Banks."

           2.11.7 PAYMENTS AND PREPAYMENTS.

           The Borrower shall repay each Bid Loan on the last day of the Interest Period with respect to such Bid Loan. The Borrower may not prepay the Bid Loans.

5. AMENDMENTS TO PART 3, INTEREST RATES. The following sections in Part 3, INTEREST RATES, are amended:

     (A) Section 3.1.1(ii), REVOLVING CREDIT EURO-RATE OPTION, is amended in its entirety to read as follows:

           (ii) Revolving Credit Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus a percentage rate per annum (the "Revolving Credit Euro-Rate Spread") determined as follows: (i) if the Borrower does not have a Moody's Rating or a Standard & Poor's Rating, the applicable Revolving Credit Euro-Rate Spread shall be the indicated percentage for the Fixed Charge Coverage Ratio set forth in Table 1 below then in effect for the Borrower; or (ii) if the Borrower does have a Moody's Rating or a Standard & Poor's Rating, the applicable Revolving Credit Euro-Rate Spread shall be the indicated percentage set forth in Table 2 below for the higher of the Moody's Rating or the Standard & Poor's Rating then in effect for the Borrower:

           Table 1 - Euro-Rate Spreads if No Rated Senior Unsecured Indebtedness

                                                           Applicable Revolving
                                                           --------------------
                                                             Credit Euro-Rate
                                                             ----------------
                   Fixed Charge Coverage Ratio                     Spread
                   ---------------------------                     ------

              greater than or equal to 2.05 to 1.00                 0.225%

              greater  than or  equal  to 1.90 to 1.00 but          0.250%

FORM 10Q                                                             EXHIBIT 10


              less than 2.05 to 1.00

              greater  than or  equal  to 1.75 to 1.00 but          0.350%
              less than 1.90 to 1.00

              greater  than or  equal  to 1.65 to 1.00 but          0.450%
              less than 1.75 to 1.00

              less than 1.65 to 1.00                                0.525%


           Table 2 - Euro-Rate Spreads if Senior Unsecured Indebtedness Rated


                                                           Applicable Revolving
                                                           --------------------
                    Standard & Poor's                         Credit Euro-Rate
                    -----------------                         ----------------
                         Rating           Moody's Rating           Spread
                         ------           --------------           ------



                    A- or better          A3 or better             0.200%
                        BBB+                  Baa1                 0.225%
                        BBB                   Baa2                 0.250%
                        BBB-                  Baa3                 0.275%
                    BB+ or lower          Ba1 or lower             0.400%

           Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on November 1, 1997, the Fixed Charge Coverage Ratio shall be deemed to be 1.75 to 1.00. Beginning on the date on which Borrower delivers (or is required to deliver as more fully provided below) Borrower's Compliance Certificate for its fiscal quarter ending November 1, 1997 and thereafter, the Fixed Charge Coverage Ratio shall be computed based on the most recent Compliance Certificate delivered (or due to be delivered as more fully provided below). Any change in the Fixed Charge Coverage Ratio (and any change in the applicable Revolving Credit Euro-Rate Spread if it is determined based upon the Fixed Charge Coverage Ratio) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under Section 7.3.3, the Fixed Charge Coverage Ratio on and after the date on which such Compliance Certificate is due to be delivered under Section 7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.65 to 1.00 and the applicable Revolving Credit Euro-Rate Spread for such period computed accordingly.

           The obtaining of a Moody's Rating or a Standard & Poor's Rating and any change in a Moody's Rating or a Standard & Poor's Rating (and the change in the applicable Revolving Credit Euro-Rate Spread which occurs as a result of obtaining such a rating or a change being made in any rating) shall be effective on the earlier of the date on which such rating or change in rating is publicly announced by the applicable rating agency or

FORM 10Q                                                             EXHIBIT 10

           the date on which the Borrower shall have delivered satisfactory evidence of such rating to the Administrative Agent.

           Swing Loans shall bear interest in accordance with Section 3.1.1(i) [Revolving Credit Base Rate Option] except to the extent that the Swing Lender agrees in writing to a different rate of interest; provided, however, that any Swing Loans with respect to which the Swing Lender demands payment pursuant to Section 2.10.5 shall bear interest on and after such demand for payment in accordance with
           Section 3.1.1(i) [Revolving Credit Base Rate Option] notwithstanding any other interest rate agreed to by the Administrative Agent. "

     (B) Section 3.2, INTEREST PERIODS, is amended by replacing the words "(the "Interest Period")" with the words, "(the "Revolving Credit Interest Period")".

6. AMENDMENTS TO PART 4, PAYMENTS. The following sections in Part 4, PAYMENTS, are amended:

     (A) Section 4.3, INTEREST PAYMENT DATES, is hereby amended and restated to read as set forth below:

           4.3 INTEREST PAYMENT DATES.

           Interest on Revolving Credit Loans to which the Revolving Credit Base Rate Option applies and on Swing Loans shall be due and payable in arrears on the first Business Day of each March, June, September and December after the date hereof and on the Expiration Date or upon acceleration of the Revolving Credit Notes. Interest on Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies and on any Bid Loans shall be due and payable on the last day of each Interest Period for those Loans and, if any Interest Period applicable to a Revolving Credit Loan is longer than three Months, also on the last day of every third Month during such Interest Period. Without limitation on Section 4.4.1 interest on mandatory prepayments of principal under Section 4.5 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise)."

     (B) The text of each of Sections 4.5.1, SALE OF ASSETS, 4.5.2, Payment to REDUCE REVOLVING CREDIT LOANS MADE PURSUANT TO SECTION 2.9.4, and 4.5.3, PAYMENT TO REDUCE REVOLVING CREDIT LOANS IF REVOLVING CREDIT COMMITMENTS ARE REDUCED PURSUANT TO SECTION 2.4.2, is hereby deleted in its entirety and the words "Intentionally omitted" are inserted in lieu of such text.

     (C) Section 4.6.2, INDEMNITY, is hereby amend and restated to read as follows:

           "4.6.2 INDEMNITY.

           In addition to the compensation required by Section 4.6.1, the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain

FORM 10Q                                                             EXHIBIT 10

           Revolving Credit Loans subject to a Revolving Credit Euro-Rate Option or Bid Loans ) which such Bank sustains or incurs as a consequence of any

           (i) payment, prepayment, conversion or renewal of any Revolving Credit Loan to which a Revolving Credit Euro-Rate Option applies or any Bid Loan on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

           (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 or 2.11 or any notice relating to prepayments under
           Section 4.4, or

           (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Facility Fee or any other amount due hereunder.

           If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable and shall be binding on the parties absent manifest error) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given."

7. AMENDMENTS TO PART 6.2, EACH ADDITIONAL REVOLVING CREDIT LOAN. Section 6.2 is hereby amended by (1) deleting the term "Revolving Credit" from the caption of such Section, (2) inserting the words, ", Bid Loan", immediately after the words "Revolving Credit Loan", everywhere the latter words appear and (3) inserting the words, ", Bid Loans", immediately after the words "Revolving Credit Loans", everywhere the latter words appear.

8.   AMENDMENTS TO PART 7.2, NEGATIVE COVENANTS.  The following sections in
     Part 7, NEGATIVE COVENANTS, are amended:

     (A)   Section 7.2.1, INDEBTEDNESS, is amended as follows:

FORM 10Q                                                             EXHIBIT 10

           (1) Subsection (iii) is amended by the deletion of the phrase "as and to the extent not prohibited by Section 7.2.15";

           Subsection (viii) is amended by the deletion of the word "and";

           Subsection (ix) is amended and restated in its entirety to read as follows:

           "(ix) commercial paper maturing in not more than 180 days; and"

           A new subsection (x) is added which reads as follows:

           "(x) any other Indebtedness (excluding Indebtedness relating to documentary letters of credit) not referenced above which does not exceed in the aggregate at any one time outstanding in any calendar year $100,000,000."

     (B)   Section 7.2.4(v) is amended by deleting the phrase "permitted by
           Section 7.2.15". (C) Section 7.2.4(vi) is amended in its entirety to read as follows:

           "(vi) Investments other than those set forth hereinabove not to exceed $25,000,000 at any time outstanding."

     (D) The last sentence of Section 7.2.5, DIVIDENDS AND RELATED DISTRIBUTIONS, is amended by replacing the number "$10,000,000" with the number "$20,000,000".

     (E) Section 7.2.6, LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS, is amended and restated in its entirety to read as follows:

           "7.2.6 LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.

           Except as permitted by Section 7.2.7, each of the Loan Parties shall not, and shall not permit any of the Company, the Borrower and the Material Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person; PROVIDED that any Loan Party other than the Borrower and the Company may consolidate, liquidate, dissolve or merge into, or acquire, another Loan Party which is wholly-owned, directly or indirectly, by the Company; and PROVIDED FURTHER that any Loan Party may acquire by merger, purchase or otherwise all or substantially all of the assets of any other Person or any division or subsidiary of such other Person if (a) the Borrower is in compliance with all of the provisions of this Agreement immediately prior to such acquisition and after giving effect to such acquisition the Borrower will be in compliance with all of the provisions of this Agreement and (b) with respect to any acquisition of capital stock of another Person, Borrower shall acquire at least fifty percent (50% ) of such capital stock so that such other Person shall become a Subsidiary of the Borrower, and such Person shall join in the Master Guaranty Agreement in accordance with
           Section 10.18, provided that any Subsidiary which is organized, owns assets and conducts its business in a jurisdiction other than the United States (each a "Foreign Subsidiary") shall not be required to join the Master Guaranty Agreement if both of the following are true:

FORM 10Q                                                             EXHIBIT 10

           (i) the total assets of all of the Foreign Subsidiaries which are not Guarantors is less than 10% of the total consolidated assets of the Company and its Subsidiaries and (ii) the total consolidated revenues of all of the Foreign Subsidiaries which are not Guarantors for the immediately preceding fiscal year is less than 10% of the total consolidated revenues of the Company and its Subsidiaries for such year."

     (F) Section 7.2.7, DISPOSITION OF ASSETS OR SUBSIDIARIES, is amended by amending clause (iv) to read as follows:

           (iv) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iii) above or clauses (v) and (vi) below, provided that there shall not exist any Event of Default or Potential Default after such sale and the Loan Parties shall be in compliance with all of the covenants herein applicable to any Loan Party or its Subsidiaries including those in
           Section 7.2.10 (Continuation of or Change in Business), 7.2.16 (Minimum Fixed Charge Coverage Ratio), 7.2.17 (Total Indebtedness to Total Capitalization Ratio) and 7.2.18 (Minimum Tangible Net Worth) and the Borrower shall deliver a certificate to the Administrative Agent for the benefit of the Banks at least five (5) Business Days before such sale confirming the same;

     (G) Section 7.2.9, SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURE, is amended and restated in its entirety to read as follows:

           "7.2.9 Subsidiaries, Partnerships and Joint Ventures.

           Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary acquired or formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18; and (iii) any Foreign Subsidiary, provided that such Foreign Subsidiary shall join this Agreement as a Guarantor if the conditions described in both clauses
           (i) and (ii) of the last sentence of Section 7.2.6 are not met. Each of the Loan Parties shall not become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture other than (i) solely with other Loan Parties; (ii) as permitted by Section 7.2.4; (iii) for the acquisition of inventory; and (iv) for transactions which when aggregated do not exceed $20,000,000, except that the Loan Parties may be general or limited partners in other Loan Parties."

     (H) Section 7.2.10, CONTINUATION OF OR CHANGE IN BUSINESS, is amended to read in its entirety as follows:

           7.2.10 CONTINUATION OF OR CHANGE IN BUSINESS.

           Each of the Company and the Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the wholesale and retail sale of general merchandise, substantially as conducted and operated by the Company, the Borrower and their Subsidiaries and as conducted and operated by Kay-Bee Center, Inc. and its Subsidiaries, during the 1996 fiscal year. This Section
           7.2.10 shall not prohibit the Company, the Borrower or any Subsidiary thereof from engaging in a business which provides

FORM 10Q                                                             EXHIBIT 10

           services common to the retail or wholesale trade in general merchandise to the Company, the Borrower or any Subsidiary thereof or to any Person engaged in the sale of general retail merchandise."

     (I) Section 7.2.15, CAPITAL EXPENDITURES AND LEASES, is amended by deleting and replacing the text thereof with the statement "The covenant previously contained in Section 7.2.15 has been deleted; this section is intentionally not used".

     (J) The grid in Section 7.2.17, TOTAL INDEBTEDNESS TO TOTAL CAPITALIZATION RATIO, is hereby amended and restated to read as follows:
                                                              Maximum Permitted
                       Fiscal Quarter Ending Nearest:            Percentage
                       ------------------------------            ----------

                                July 31, 1996                        67.5%
                               October 31, 1996                      72.5%
                               January 31, 1997                      62.5%
                                April 30, 1997                       67.5%
                                July 31, 1997                        70.0%

                               October 31, 1997                      72.5%
                               January 31, 1998                      60.0%
                                April 30, 1998                       65.0%
                                July 31, 1998                        67.5%

                               October 31, 1998                      70.0%
                               January 31, 1999                      57.5%
                                April 30, 1999                       62.5%
                                July 31, 1999                        65.0%

                               October 31, 1999                      67.5%
                 All Quarters subsequent to October 31, 1999         55.0%

     (K) Section 7.2.19, Minimum Working Capital Ratio, is amended by deleting and replacing the text thereof with the statement "The covenant previously contained in Section 7.2.19 has been deleted; this section is intentionally not used".

     (L) Section 7.2.21, Outstanding Revolving Credit Loans, is amended and restated as follows:

           7.2.21 OUTSTANDING LOANS.

           The Loan Parties shall not permit the sum of the Revolving Credit Loans, Swing Loans and Bid Loans outstanding to exceed $100,000,000 for not less than thirty (30)

FORM 10Q                                                             EXHIBIT 10


           consecutive calendar days during the period commencing with December 1 of each calendar year and ending on February 1 of the succeeding calendar year.

     (M) Section 7.2.22, No Prepayment of Subordinated Debt, is amended and restated to read as follows:

           7.2.22 NO PREPAYMENT OF SUBORDINATED DEBT.

           The Loan Parties shall not permit the payment or prepayment, directly or indirectly (including without limitation of the foregoing any purchase of one or more of the notes issued thereunder or any interest or participation in any such notes or any redemption of any of the Seller Notes), of any principal of the Seller Note (provided that this provision shall not prohibit transfers by any holder or holders of the Seller Note to Persons other than the Company and direct or indirect Subsidiaries of the Company), except that the Borrower may pay on the due date for payment of principal under the Seller Note, May 4, 2000 (or thereafter if the due date is hereafter extended, but in no circumstances may the Borrower make any payment of principal before May 4, 2000), the principal then due provided that none of the circumstances described in Section 10.02 or 10.03 of the indenture dated as of May 5, 1996 (the "Indenture") pursuant to which the Seller Notes were issued exist. It is acknowledged that such circumstances include among other things the existence of an Event of Default under this Agreement as more fully provided in
           Section 10.03 of the Indenture. All payments of principal, interest or other amounts by the Borrower under the Seller Note are subject to the terms of subordination governing such Seller Note contained in
           Article 10 of the Indenture or in any other provisions of the Seller Note or the Indenture and the Agents and the Banks do not hereby waive or limit in any manner such terms of subordination."

9. AMENDMENTS TO PART 8.1, EVENTS OF DEFAULT. The following section in Part 8.1, EVENTS OF DEFAULT, is amended:

     (A) Section 8.1.1, PAYMENTS UNDER LOAN DOCUMENTS, is amended by replacing the words, "Revolving Credit Loan" everywhere such words appear with the word, "Loan".

10. AMENDMENTS TO PART 8.2, CONSEQUENCES OF EVENT OF DEFAULT. The following sections in Part 8.2, CONSEQUENCES OF EVENT OF DEFAULT, are amended:

     (A) Section 8.2.1, EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS, is amended and restated to read as follows:

           8.2.1 EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

           If an Event of Default specified under Sections 8.1.1 through 8.1.12 shall occur and be continuing, the Banks and the Administrative Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, no Swing Loans shall be made, and the Administrative Agent may, and upon the request of the Required Banks, shall by written notice to the Borrower, take one or more of the following actions: (i) terminate the Revolving Credit Commitments and thereupon the Revolving Credit

FORM 10Q                                                             EXHIBIT 10

           Commitments shall be terminated and of no further force and effect,
           (ii) declare the unpaid principal amount of the Revolving Credit Notes, the Swing Note and all Reimbursement Obligations then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Revolving Credit Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Revolving Credit Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (iii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower;"

     (B) Section 8.2.2, BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS, is amended and restated to read as follows:

           8.2.2  BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

           If an Event of Default specified under Section 8.1.13 or 8.1.14 shall occur, the Revolving Credit Commitments shall automatically terminate and be of no further force and effect, the Banks shall make no Loans hereunder and the Swing Lender shall make no Swing Loans hereunder and the unpaid principal amount of the Revolving Credit Notes, the Swing Note and all Reimbursement Obligations then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Revolving Credit Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;"

     (C) RIGHT OF COMPETITIVE BID LOAN BANKS. A new Section 8.2.7 is hereby added to follow immediately after Section 8.2.6 and to read as follows:

           8.2.7  RIGHT OF COMPETITIVE BID LOAN BANKS.

           If any Event of Default shall occur and be continuing, the Banks which have any Bid Loans then outstanding to the Borrower (the "Bid Loan Banks") shall not be entitled to accelerate payment of the Bid Loans or to exercise any right or remedy related to the collection of the Bid Loans until the earlier of the date on which the Revolving Credit Commitments shall be terminated hereunder pursuant to Section
           8.2 or the Revolving Credit Loans or any other Indebtedness of the Borrower to the Revolving Credit Banks shall have become due and payable pursuant to Section 8.2. Upon such a termination of the Revolving Credit Commitments: (i) reference to Revolving Credit Loans and Revolving Credit Notes in Section 8.2 shall be deemed to apply also to the Bid Loans and the Bid Notes, respectively, and the Bid Loan Banks shall be entitled to all enforcement rights

FORM 10Q                                                              EXHIBIT 10

           given to a holder of Revolving Credit Loans in Section 8.2 and (ii) the definition of Required Banks shall be changed as provided in
           Section 1.1 so that each Bank shall have voting rights hereunder in proportion to its share of the total Loans outstanding; provided that each Designating Bank shall serve as the agent of its Designated Lender and as such shall exercise all voting, approval and related rights on behalf of its Designated Lender as more fully described in
           Section 10.11.3 and in the Designation Agreement."

11.  Amendments to Part 9, THE MANAGING AGENTS.  The following sections in
     Part 9, THE MANAGING AGENTS, are amended:

     (A) Section 9.12, HOLDERS OF REVOLVING CREDIT NOTES, is hereby amended by replacing the words, "Revolving Credit Note" or "Revolving Credit Notes", everywhere such words appear with the words, "Note" or "Notes", as applicable.

     (B) Section 9.15, OTHER FEES. Section 9.15, OTHER FEES, is hereby amended and restated to read as follows:

           9.15 OTHER FEES.

           The Borrower shall pay to the Administrative Agent the bid loan processing fee and administrative fees due pursuant to that certain commitment letter dated March 25, 1996, among the Borrower and the various Agents and that certain letter agreement between Borrower and the Administrative Agent dated on or about the date of the first amendment to this Agreement, as later amended, at the times set forth in such letter."

12. NOTICES. A new sentence is hereby added to Section 10.6, NOTICES, at the end of the text in such Section (such text currently ends with the words,
    "receipt by it of any such notice.") to read as follows:

           Each Designated Lender appoints its Designating Bank as its agent for the purpose of delivering and receiving all notices hereunder as more fully set forth in Section 10.11.3 and in its Designation Agreement with such Designating Bank."

13. AMENDMENTS TO SECTION 10.11, SUCCESSORS AND ASSIGNS. Section 10.11, SUCCESSORS AND ASSIGNS, is hereby amended and restated to read as set forth below:

           10.11  SUCCESSORS AND ASSIGNS.

           10.11.1 BINDING EFFECT; ASSIGNMENTS BY LOAN PARTIES.

           This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein without consent of all of the Re-

FORM 10Q                                                             EXHIBIT 10


           volving Credit Banks (each on its own behalf and on behalf of any Designated Lenders of such Revolving Credit Bank).

           10.11.2 ASSIGNMENTS AND PARTICIPATIONS BY BANKS OTHER THAN ASSIGNMENTS OF BID LOANS AMONG DESIGNATING BANKS AND DESIGNATED LENDERS.

           This Section shall apply to any assignment or participation by a Bank of its Loans, Letters of Credit Outstandings or Revolving Credit Commitment except for assignments or designations of Bid Loans among Designating Banks or Designated Lenders described in Section 10.11.3. Each Revolving Credit Bank may, at its own cost, make assignments of all or any part of its Revolving Credit Commitment and Revolving Credit Loans and Bid Loans and its Ratable Share of Letter of Credit Outstandings to one or more banks or other entities, subject to the consent of the Borrower (which consent shall not be required during any period in which an Event of Default exists), the Issuing Letter of Credit Banks and the Administrative Agent with respect to any assignee, such consents not to be unreasonably withheld, and provided that assignments may not be made in amounts less than $10,000,000 and a Bank may assign a Bid Loan to another Person only if either such Bank is a Revolving Credit Bank and is simultaneously assigning all or a portion of its Revolving Credit Commitment to such Person or the assignee is already a Revolving Credit Bank hereunder. Each Bank may, at its own cost, grant participations in all or any part of its Revolving Credit Commitment and the Revolving Credit Loans and Bid Loans made by it and of its Ratable Share of Letter of Credit Outstandings to one or more banks or other entities, without the consent of any party hereto. In the case of an assignment of all or any portion of a Revolving Credit Commitment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Revolving Credit Bank hereunder, the Revolving Credit Commitments in Section
           2.1 shall be adjusted accordingly, and upon surrender of any Revolving Credit Note subject to such assignment, the Borrower shall execute and deliver a new Revolving Credit Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Revolving Credit Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. The assigning Bank shall surrender its Bid
           Note if it is assigning all of its Revolving Credit Commitment. The Borrower shall executed and deliver to the assignee a Bid Note in the form of Exhibit 1.1(B) . Any assigning Bank shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment, which amount shall not be subject to reimbursement or indemnification by the Borrower. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 (the participant's rights against the selling Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1, 10.1.2 and 10.1.3), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation. Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of

FORM 10Q                                                             EXHIBIT 10

           certificate described in Section 10.17 relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.12.

           10.11.3 ASSIGNMENTS OF BID LOANS AMONG DESIGNATING BANKS AND DESIGNATED LENDERS.

           10.11.3.1 ASSIGNMENTS TO DESIGNATED LENDERS.

           Any Revolving Credit Bank (each a "Designating Bank") may at any time, subject to the consent of the Borrower which consent shall not be unreasonably withheld and subject to the terms of this Section 10.11.3.1, designate one or more Designated Lenders to fund Bid Loans which the Designating Bank is required to fund. The provisions of
           Section 10.11.2 shall not apply to any such designation. No Revolving Credit Bank shall be entitled to make more than two such designations. The parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance, a Designation Agreement. Upon its receipt of an appropriately completed Designation Agreement executed by a Designating Bank, a designee representing that it is a Designated Lender and the Borrower, the Administrative Agent will accept such Designation Agreement. From and after the later of the date on which the Administrative Agent receives the executed Designation Agreement and the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make any Bid Loan on behalf of its Designating Bank pursuant to Section 2.11 after the Borrower has accepted a Bid (or a portion thereof) of the Designating Bank. The Designating Bank shall not be obligated to designate its Designated Lender to fund any Bid Loan and such Designated Lender shall not be obligated to fund any Bid Loan, each such designation being subject to the agreement of the Designating Bank and its Designated Lender and to be made at the time that such Bid Loan is made. Each Designating Bank shall serve as the agent of the Designated Lender for purposes of giving and receiving all communications and notices and taking all actions hereunder, including without limitation votes, approvals, waivers, consents and amendments under or relating to this Agreement or the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Bank as agent for the Designated Lender and shall not be signed by the Designated Lender. The Borrower, the Administrative Agent and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. Any Designated Lender which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of certificate described in Section 10.17 relating to federal income tax withholding.

           10.11.3.2 ASSIGNMENTS BY DESIGNATED LENDERS.

           Any Designated Lender may assign its Bid Loan to its Designating Bank or to another Designated Lender designated by such Designating Bank and such assignment shall not

FORM 10Q                                                             EXHIBIT 10


           be subject to the requirements of Section 10.11.2, provided that the Designated Lender and Designating Bank shall notify the Administrative Agent promptly of such assignment.

           10.11.4 ASSIGNMENTS BY BANKS TO FEDERAL RESERVE BANKS.

           Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Notes and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or US Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or any agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document."

14. NEW EXHIBITS. The following new exhibits are hereby added to the Credit Agreement in the forms attached hereto:

             Exhibit 1.1(B)      -      Bid Note
             Exhibit 1.1(D)      -      Designation Agreement
             Exhibit 2.1l.1      -      Bid Loan Request
             Exhibit 2.1l.2      -      Form of Bid
             Exhibit 2.1l.3(A)   -      Notice of Acceptance to Successful
                                        Bidders
             Exhibit 2.1l.3(B)   -      Notice of Acceptance to other Revolving
                                        Credit Banks

15. AMENDMENTS TO SCHEDULES. The following schedules to the Credit Agreement are hereby amended and restated in the forms attached hereto:

           Schedule 1.1(B)        -     Commitments of Banks
           Schedule 5.1.1         -     Subsidiaries (including (i) an
                                        explanation of the disposition of each
                                        Subsidiary which does not appear on the
                                        revised Schedule 5.1.1 (the "New
                                        Version") and which did appear on the
                                        version of such Schedule delivered on
                                        the Closing Date (the "Prior Version")
                                        and (ii) identification of all new
                                        Subsidiaries (each a "New Subsidiary")
                                        which appears on the New Version but did not appear on the Prior Version)

           Schedule 5.1.3         -     Subsidiary Matters
           Schedule 5.1.13        -     Consents And Approvals
           Schedule 5.1.18        -     Material Contracts
           Schedule 5.1.20        -     Employee Benefit Plan Disclosures
           Schedule 5.1.22        -     Environmental Disclosures
           Schedule 7.2.1         -     Existing Indebtedness
           Schedule 7.2.4         -     Loans and Investments

16. REPRESENTATIONS AND WARRANTIES; CONSENT TO SELLER NOTE AND INDENTURE AMENDMENTS.

     (A)   Representations and Warranties.

FORM 10Q                                                             EXHIBIT 10

           The Borrower represents and warrants to the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks and each of the Post-Amendment Revolving Credit Banks that:

           (i) The Company has delivered to the Revolving Credit Banks copies of its unaudited consolidated balance sheet and condensed statement of operations as of the end of the fiscal year ended February 1, 1997 (the "1997 Unaudited Statements");

           (ii) The 1997 Unaudited Statements were compiled from the books and records maintained by the Company's management, are complete and fairly represent the consolidated financial condition of the Company and its Subsidiaries as of February 1, 1997, and the results of their operations for the fiscal year then ended, and have been prepared in accordance with GAAP consistently applied;

           (iii) The audited financial statements for and as of the fiscal year of Company ended February 1, 1997 which shall be delivered to the Administrative Agent and each of the Post-Amendment Revolving Credit Banks pursuant to Section 7.3.2 of the Credit Agreement shall be substantially the same as the 1997 Unaudited Statements.

     (B)   CONSENT TO SELLER NOTE AND INDENTURE AMENDMENTS.

           Each of the Revolving Credit Banks hereby consents pursuant to
           Section 7.2.20 of the Credit Agreement to the Indenture Amendment in the form of Exhibit 2(A) attached hereto which amended the Indenture pursuant to which the Seller Note was issued.

17. ADDITION OF NEW BANKS; TERMINATION OF COMMITMENTS OF CERTAIN EXISTING BANKS; REPAYMENT OF OUTSTANDING LOANS.

     (A)   ADDITION OF NEW BANKS.

           Each of the New Banks hereby joins the Credit Agreement and each of the other Loan Documents as to which the Banks are a party as a Bank with a Commitment in the amount set forth on Schedule 1.1(B) and with an address for notices as set forth on such Schedule 1.1(B). Each New Bank shall have all the rights and obligations of a Bank under the Credit Agreement and other Loan Documents on and after the effective date of this Amendment.

     (B)   REMOVAL OF BANKS TO BE TERMINATED.

           Each of the Banks to be Terminated shall cease to have a Commitment and cease to be a Bank under the Credit Agreement and each of the other Loan Documents on and after the effective date of this Amendment.

     (C)   REPAYMENT OF OUTSTANDING LOANS.

           The Borrower shall on the effective date of this Amendment repay each of the Revolving Credit Loans which is outstanding on the date hereof. The Borrower shall on the effective date hereof pay a fee (the "Prepayment Fee") to the Administrative Agent for the ratable accounts of the Existing

FORM 10Q                                                              EXHIBIT 10

           Banks in the amount set forth on EXHIBIT 17(C) hereto, in connection with the repayment of outstanding Borrowing Tranches of Revolving Credit Loans under the Revolving Credit Euro-Rate Option. The Prepayment Fee shall be in full satisfaction of any amounts payable under Section 4.6.2(i) [Indemnity] of the Credit Agreement by the Borrower to the Existing Banks in connection with the foregoing repayment and the Existing Banks upon receipt of the Prepayment Fee waive any claims under such Section 4.6.2(i) in connection with such repayment.

     (D)   NEW BORROWINGS.

           The Post-Amendment Revolving Credit Banks hereby waive the requirements in Section 2.5 or otherwise under the Credit Agreement that the Borrower must deliver a Loan Request for Revolving Credit Loans under the Revolving Credit Euro-Rate Option to be made on the effective date of this Amendment three (3) Business Days before the Borrowing Date for such Loans; provided that the Borrower shall deliver a completed Loan Request for such Loans on or before 2:00 p.m. one (1) Business Day before the effective date of this Amendment. The Post-Amendment Revolving Credit Banks shall participate in Revolving Credit Loans made on and after the Borrowing Date according to their Ratable Shares (after giving effect to this Amendment), as more fully described in Section 2 of the Credit Agreement [Revolving Credit Facility].

     (E) REALLOCATION OF PARTICIPATIONS IN OUTSTANDING LETTERS OF CREDIT AND SWING LOANS.

           On and after the effective date of this Amendment, the Banks to be Terminated shall cease to participate in any Letters of Credit or Swing Loans which are outstanding pursuant to Section 2.9 [Letter of Credit Subfacility], 2.10 [Swing Loans] or otherwise under the Credit Agreement and the Post-Amendment Revolving Credit Banks shall participate in such Letters of Credit and Swing Loans pursuant to such Sections 2.9 and 2.10 and otherwise under the Credit Agreement.

18.  WAIVERS.

     (A) WAIVER UNDER SECTION 7.2.9 (SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES).

           The Revolving Credit Banks waive any failure of the Borrower to cause each of the New Subsidiaries (and any other Subsidiaries created after the Closing Date but no longer existing on the date hereof) previously to have executed and delivered to the Administrative Agent for the benefit of the Revolving Credit Banks a Guarantor Joinder pursuant to Section 7.2.9 of the Credit Agreement, provided that each such New Subsidiary shall execute and deliver to the Administrative Agent such Guarantor Joinder and otherwise comply with Section 19(C) (Joinders etc.) hereof on or before the effective date of this Amendment.

     (B)   WAIVER UNDER SECTION 7.2.14 (CHANGES IN ORGANIZATIONAL DOCUMENTS).

           The Revolving Credit Banks waive any failure of the Borrower to notify the Administrative Agent or the Revolving Credit Banks pursuant to Section 7.2.14 of the Credit Agreement or to obtain the consent of the Administrative Agent or the Revolving Credit Banks under such Section 7.2.14 in connection with reorganizations of the Subsidiaries of the Borrower between the Closing Date and the date of this Amendment provided that the Borrower will comply with Sections 19(D) (Updates to

FORM 10Q                                                             EXHIBIT 10

           Schedules; Description of Prior Reorganizations) and 19(F) (Secretary's Certificate) hereof on or before the effective date of this Amendment.

19 CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the following conditions:

     (A) EXECUTION OF THIS AMENDMENT. The Borrower, each of the Revolving Credit Banks and the Agents shall have executed and delivered this Amendment to the Administrative Agent for the benefit of the Banks.

     (B)   REVOLVING   CREDIT  NOTES AND BID NOTES. The Borrower shall have
           executed and delivered to each Post-Amendment Revolving Credit Bank a Revolving Credit Note in the form of Exhibit 1.1(R) of the Credit Agreement and a Bid Note in the form of Exhibit 1.1(B) of this Amendment. Each of the Revolving Credit Notes in effect prior to the effective date of this Amendment shall be canceled and of no further force and effect upon the effective date of this amendment and the delivery by the Borrower of the new Revolving Credit Notes described in the preceding sentence.

     (C) JOINDERS TO MASTER GUARANTY AGREEMENT AND MASTER INTERCOMPANY SUBORDINATION AGREEMENT; ACKNOWLEDGMENT. Each Subsidiary (including each of the New Subsidiaries) of the Company (i) which has not executed the Master Guaranty Agreement shall execute and deliver to the Administrative Agent for the benefit of the Banks the joinder in the form attached as EXHIBIT 19(C) hereto, and (ii) which has not executed the Master Intercompany Subordination Agreement shall execute and deliver to the Administrative Agent for the benefit of the Banks the joinder to the Master Intercompany Subordination Agreement in a form attached as EXHIBIT 19(C) hereto. Each of the parties to the Master Guaranty Agreement and Master Intercompany Subordination Agreement shall sign an acknowledgment in the form of
           EXHIBIT 19(C) hereto, acknowledging that the Master Guaranty Agreement and Master Intercompany Subordination Agreement remain in full force and effect after giving effect to this Amendment and the transactions contemplated hereby.

     (D) UPDATED SCHEDULES TO CREDIT AGREEMENT; DESCRIPTION OF PRIOR REORGANIZATIONS. The Borrower shall have delivered the updated schedules referred to in Section hereof. The Borrower shall have provided a description of the reorganizations of the Company's Subsidiaries which have occurred prior to the date of this Amendment in a form satisfactory to the Managing Agents.

     (E) DESIGNATION AGREEMENTS. The Borrower, the Administrative Agent and each Post-Amendment Revolving Credit Bank which desires (as of the date of this Amendment) to designate a Designated Lender to be permitted to fund Bid Loans on such Revolving Credit Bank's behalf shall have executed a Designation Agreement in the form of Exhibit 1.1(D) in connection with such designation and delivered the same to the Administrative Agent.

     (F) SECRETARY'S CERTIFICATE. There shall have been delivered to the Administrative Agent for the benefit of each Bank a certificate dated the date of this Amendment and signed by the Secretary or an Assistant Secretary of each of the Company, the Borrower and each Material Subsidiary, certifying as appropriate as to:

              1. all action taken by such Loan Party in connection with this Amendment;

FORM 10Q                                                             EXHIBIT 10

              2. the names of the officer or officers authorized to sign this Amendment, the Credit Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Loan Party for purposes of this Amendment and the documents executed in connection herewith and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

              3. copies of the organizational documents of such Loan Party (except if there have been no changes to such organizational documents with respect to any such Loan Party since the Closing Date, the secretary of such Loan Party may certify to such effect in lieu of delivering copies of such organizational documents), including its certificate of incorporation and bylaws as in effect on the date of this Amendment certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized.

     (G) OPINION OF COUNSEL. There shall have been delivered to the Administrative Agent for the benefit of each Post-Amendment Revolving Credit Bank a written opinion of Benesch, Friedlander, Coplan & Aronoff P.L.L. and of Albert J. Bell, Esquire, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the date of this Amendment and in form and substance satisfactory to the Managing Agents and their counsel as to the matters set forth in Exhibit 19().

     (H) LEGAL DETAILS. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Managing Agents and their counsel, and the Managing Agents shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Managing Agents and said counsel, as the any of the Managing Agents or said counsel may reasonably request.

     (I) PREPAYMENT FEE. The Borrower shall have paid to the Administrative Agent for the ratable accounts of the Existing Banks the Prepayment Fee described in Section 17(C).

     (J) OFFICER'S CERTIFICATE. The representations and warranties of each of the Loan Parties contained in Article 5 of the Credit Agreement and in each of the other Loan Documents shall be true and accurate on and as of the date of this Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof and no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall have been delivered to the Administrative Agent for the benefit of each Post-Amendment Revolving Credit Bank a certificate of the Borrower, the Company and each of the Material Subsidiaries, dated the date of this Amendment and signed by the Chief Executive Officer, President or Chief Financial Officer of such Person, to each such effect.

     (K) PAYMENT OF FACILITY FEES AND ACCRUED COMMITMENT FEES. The Borrower shall have paid the Facility Fees payable on the effective date hereof as provided in Section 2.3 of the Credit Agreement as

FORM 10Q                                                             EXHIBIT 10

           amended hereby. The Borrower shall have paid the Commitment Fees accrued prior to the effective date hereof under Section 2.3 of the Credit Agreement (before the amendment of such Section pursuant to this Amendment).

20. GOVERNING LAW. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

21. MISCELLANEOUS. All other provisions of the Credit Agreement shall remain in full force and effect. This Amendment may be signed in counterparts.

FORM 10Q                                                             EXHIBIT 10


IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                       CONSOLIDATED STORES CORPORATION, Borrower

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------
                                       NATIONAL CITY BANK OF COLUMBUS, as
                                       Administrative Agent, as Managing Agent
                                       and as a Bank

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       BANK ONE, COLUMBUS, N.A.,
                                       as Managing Agent and as a
                                       Bank

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       PNC BANK, OHIO, NATIONAL ASSOCIATION, as
                                       Documentation Agent, Managing Agent and
                                       as a Bank

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       THE BANK OF NEW YORK, as Syndication
                                       Agent, as Managing Agent and as a Bank

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

FORM 10Q                                                             EXHIBIT 10


                                   NATIONAL CITY BANK, as Managing Agent

                                   By:
                                       -------------------------------------

                                   Title:
                                         -----------------------------------

                                   OTHER BANKS:

                                   ABN AMRO BANK N.V.

                                   By:  ABN AMRO NORTH AMERICA, INC., its Agent

                                   By:
                                       -------------------------------------

                                   Title:
                                         -----------------------------------

                                   By:
                                       -------------------------------------

                                   Title:
                                          ----------------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By:
                                       -------------------------------------

                                   Title:
                                          ----------------------------------

                                   BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

                                   THE BANK OF YOKOHAMA, LTD.

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

FORM 10Q                                                             EXHIBIT 10


                                   COMERICA BANK

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------


                                   CORESTATES BANK, N.A.

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------


                                   CREDIT LYONNAIS CHICAGO BRANCH

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

                                   DAI-ICHI KANGYO BANK LTD., CHICAGO BRANCH

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

                                   THE FIFTH THIRD BANK OF COLUMBUS

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

                                   FIRST HAWAIIAN BANK

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

FORM 10Q                                                             EXHIBIT 10


                                      FIRST UNION NATIONAL BANK OF NORTH
                                      CAROLINA

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      FLEET NATIONAL BANK

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE FUJI BANK, LIMITED

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE HONGKONG AND SHANGHAI BANKING
                                      CORPORATION LIMITED

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      KEYBANK NATIONAL ASSOCIATION


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

FORM 10Q                                                             EXHIBIT 10


                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION
                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE NIPPON CREDIT BANK, LTD.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      NATIONSBANK, N.A.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE SAKURA BANK, LIMITED

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE SANWA BANK, LIMITED, CHICAGO BRANCH

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

FORM 10Q                                                             EXHIBIT 10


                                      STAR BANK, N.A.


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------


                                      THE SUMITOMO BANK, LIMITED


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------


                                      THE TOYO TRUST & BANKING CO., LTD.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------


                                      UNITED STATES NATIONAL BANK OF OREGON

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      WACHOVIA BANK OF GEORGIA, N.A.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      THE YASUDA TRUST & BANKING CO., LTD.,
                                      CHICAGO BRANCH

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

FORM 10Q                                                             EXHIBIT 10


                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES
---------

       Schedule 1.1(B)         -      Commitments of Banks
       Schedule 5.1.1          -      Subsidiaries
       Schedule 5.1.3          -      Subsidiary Matters
       Schedule 5.1.13         -      Consents And Approvals
       Schedule 5.1.18         -      Material Contracts
       Schedule 5.1.20         -      Employee Benefit Plan Disclosures
       Schedule 5.1.22         -      Environmental Disclosures
       Schedule 7.2.1          -      Existing Indebtedness
       Schedule 7.2.4          -      Loans And Investments

EXHIBITS
--------

       EXHIBITS HERETO WHICH ARE ALSO
       ------------------------------
       EXHIBITS TO THE CREDIT AGREEMENT
       --------------------------------

       Exhibit 1.1(B)          -      Bid Note
       Exhibit 1.1(D)          -      Designation Agreement
       Exhibit 2.1l.1          -      Bid Loan Request
       Exhibit 2.1l.2          -      Bid
       Exhibit 2.11.3(A)       -      Notice Of Acceptance To Successful Bidders
       Exhibit 2.11.3(B)       -      Notice Of Acceptance To Other Banks

       EXHIBITS HERETO WHICH ARE NOT
       -----------------------------
       EXHIBITS TO THE CREDIT AGREEMENT
       --------------------------------

       Exhibit 2(A)            -      Amendment To Indenture
       Exhibit 17(C)           -      Computation of Prepayment Fee
       Exhibit 19(C)           -      Joinder and Acknowledgment--Master
                                      Guaranty Agreement and Master
                                      Intercompany Subordination Agreement
       Exhibit 19()            -      Opinion Of Counsel